UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	3990	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North Warmley, Bristol United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2019, Amcor plc (the “Company”) issued a press release regarding results for the year ended June 30, 2019. The press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 20, 2019, the Board of Directors of the Company declared a quarterly cash dividend of $0.12 per ordinary share, which is payable on October 8, 2019 to shareholders of record as of September 11, 2019. The dividend will be paid in US dollars to holders of the Company’s original shares trading on the New York Stock Exchange. Holders of the Company’s CHESS Depositary Instruments (“CDIs”) trading on the Australian Securities Exchange will receive an unfranked dividend of 17.725 Australian cents which reflects the quarterly dividend of 12.0 US cents per share converted at an average exchange rate of 0.6770 over the five trading days ended August 13, 2019.

In addition, on August 20, 2019, the Board of Directors of the Company approved a $500 million repurchase of the Company’s ordinary shares and of the Company’s CDIs.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Fiscal Year 2019 Earnings Press Release

*******************

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of the Company, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of the Company or any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to those discussed in the Company’s disclosures to the Australian Securities Exchange (“ASX”), including the “2018 Principal Risks” section of the Company’s Annual Report 2018; and other risks and uncertainties discussed in the Company’s and Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of the Company’s Registration Statement on Form S-4 filed on March 25, 2019 and the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2018. Forward-looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements, or any other information in this Current Report on Form 8-K, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: August 20, 2019	Name:	Damien Clayton
	Title:	Company Secretary